Exhibit 10.1

AMENDMENT TO LOAN AGREEMENT

AMENDMENT TO LOAN AGREEMENT (the "Amendment") dated as of May 5, 2022, by and between ATN VI HOLDINGS, LLC (the “Borrower”), a corporation organized and existing under the laws of the State of Delaware and RURAL TELEPHONE FINANCE COOPERATIVE ("RTFC"), a cooperative association organized and existing under the laws of the District of Columbia.

RECITALS

WHEREAS, the Borrower and RTFC are parties to a certain loan agreement dated as of July 1, 2016 (the "Original Agreement"); and

WHEREAS, the Borrower and RTFC have agreed to amend the Original Agreement.

NOW, THEREFORE, for and in consideration of the foregoing, and in further consideration of the premises and the mutual covenants herein contained, the parties hereby amend the Original Agreement, agree and bind themselves as follows:

Section 1.Recitals.  The foregoing recitals are incorporated herein by reference.

Section 2.Definitions.  Capitalized terms that are not defined herein shall have the meanings assigned to them as set forth in the Original Agreement.  If not otherwise defined therein or herein, such capitalized terms shall be defined in accordance with GAAP.

Section 3.Amendments.

3.1Financial Covenant. Section 6.04 of the Loan Agreement is hereby deleted and the following is inserted in its place:

“6.04Financial Covenant.  Maintain, commencing as of the last day of the Borrower’s fiscal year 2022 and as of the last day of each fiscal year of the Borrower’s thereafter, a Net Leverage Ratio not greater than 7.0; provided that, in the event the Borrower requests a waiver of the Net Leverage Ratio requirement set forth in this Section 6.04 and the Lender approves the Borrower’s request for waiver of such financial covenant, the Borrower shall pay a fee of $30,000.00 that is equal to five (5) basis points times the outstanding amount of the Loan.”

Section 4.Conditions to Effectiveness. Notwithstanding anything herein to the contrary, this Amendment shall be effective upon satisfaction of each of the conditions set forth in this Section 4:

4.1Borrower Documents. RTFC shall have been furnished with (i) an executed original of this Amendment and (ii) certified copies of all such organizational documents and proceedings of the Borrower authorizing the transactions hereby contemplated as RTFC shall require.

4.2Government Approvals. The Borrower shall have furnished to RTFC true and correct copies of all certificates, authorizations and consents necessary for the execution, delivery and performance by the Borrower of this Amendment.

Section 5.Representations and Warranties. As a further inducement for RTFC to enter into this Amendment, the Borrower represents and warrants that:

5.1Good Standing. The Borrower is a corporation organized and validly existing and in good standing under the laws of the state of its incorporation, is duly qualified in those states in which it is required to be qualified to conduct its business and has power to enter into and perform this Amendment.

5.2Authority. The execution, delivery and performance by the Borrower of this Amendment and the performance hereof, have been duly authorized by all necessary corporate action and will not violate any provision of law or of the articles of incorporation or bylaws of the Borrower, or result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party or by which it may be bound.  The individual executing this Amendment has been duly authorized to act on behalf of the Borrower and has the requisite authority to bind the Borrower to the terms hereof without further action of, and without obtaining any additional approvals from, the Borrower’s governing body or any other person or entity.

5.3Material Adverse Change. There has been no material adverse change in the financial condition or operations of the Borrower since the date of the Original Agreement, except as set forth in the most recent financial statements submitted to RTFC or as otherwise disclosed in writing to RTFC prior to the date hereof.

5.4REQUIRED APPROVALS. NO LICENSE, CONSENT OR APPROVAL OF ANY GOVERNMENTAL AGENCY OR AUTHORITY IS REQUIRED TO ENABLE THE BORROWER TO ENTER INTO THIS AMENDMENT, OR TO PERFORM ANY OF THE OBLIGATIONS PROVIDED FOR HEREIN, EXCEPT AS HAVE BEEN OBTAINED BY THE BORROWER AND DELIVERED TO RTFC PRIOR TO THE DATE HEREOF.

5.5Prior Representations and Warranties. All representations and warranties made by the Borrower in the Original Agreement are true and correct as of the date hereof.

Section 6.Miscellaneous.

6.1Modifications. No modification or waiver of any provision of this Amendment, and no consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing by the party granting such modification, waiver or consent.

6.2Merger and Integration. This Amendment, the Original Agreement and the matters incorporated by reference contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby.

6.3Headings. The headings and sub-headings contained in the titling of this Amendment are intended to be used for convenience only and do not constitute part of this Amendment.

6.4Severability. If any term, provision or condition, or any part thereof, of this Amendment, shall for any reason be found or held invalid or unenforceable by any governmental agency or court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Amendment and the Original Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

6.5Incorporation; Inconsistency with Original Agreement.  Except as otherwise amended or modified herein, the terms, conditions and provisions of the Original Agreement are incorporated herein by reference as if set forth in full herein and remain in full force and effect. In the event of any conflict or inconsistency between the terms of this Amendment and the Original Agreement, the terms of this Amendment shall control. Nothing in this Amendment shall, however, eliminate or modify any special condition, special affirmative covenant or special negative covenant, if any, specified in the Original Agreement.

6.6GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(A) THE PERFORMANCE AND CONSTRUCTION OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

(B) THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES COURTS LOCATED IN VIRGINIA AND OF ANY STATE COURT SO LOCATED FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO THE ESTABLISHING OF THE VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(C) THE BORROWER AND RTFC EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.7Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

ATN VI HOLDINGS, LLC

		By:	/s/ Domenic Micale
		Name:	Domenic Micale
		Title:	Assistant Treasurer

Attest:	/s/ Mary Mabey
Name:	Mary Mabey
Title:	Secretary

RURAL TELEPHONE FINANCE COOPERATIVE

		By:	/s/ Ian Flanders
Assistant Secretary-Treasurer

Attest:	/s/ Adam Lush
Assistant Secretary-Treasurer

Loan Number: MA802-A-9000